                                                                    EXHIBIT 10.3

                               SEVENTH AMENDMENT

        THIS SEVENTH AMENDMENT (this "Amendment") dated as of February 6, 2002, to the Credit Agreement referenced below, is by and among Take-Two Interactive Software, Inc., a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified herein and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H

        WHEREAS, a $75 million credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented, the "Credit Agreement") dated as of December 7, 1999 among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent;

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

        WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

         2. Amendments. The Credit Agreement is amended in the following respects:

         2.1 The definition of "Aggregate Revolving Committed Amount" in Section
1.1 of the Credit Agreement is amended to read as follows:

         "Aggregate Revolving Committed Amount" means, at any time, FIFTY MILLION DOLLARS ($50,000,000), as such amount may be reduced from time to time in accordance with the provisions hereof.

         2.2 The definition of "North American Borrowing Base" in Section 1.1 of the Credit Agreement is amended to read as follows:

         "North American Borrowing Base" means the sum of:

         (a) the sum of seventy percent (70%) of U.S. Eligible Receivables plus twenty-five percent (25%) of U.S. Eligible Inventory, plus

         (b) the lesser of (A) $5,000,000 and (B) the sum of (x) seventy percent (70%) of Canadian Eligible Receivables plus (y) twenty-five percent (25%) of Canadian Eligible Inventory;

         in each case as set forth in the most recent of North American Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with the terms of Section 7.1(d);

         provided, however, that (i) the North America Borrowing Base shall not exceed $15,000,000 at any time during the period commencing on the effective date of the Seventh Amendment to the Credit Agreement and ending on the date six (6) Business Days after the Borrower (A) delivers to the Administrative Agent and the Lenders the officer's certificate required under Section 7.1(c) for the fiscal year ended October 31, 2001 and (B) the Borrower files its annual financial statements for the fiscal year ended October 31, 2001 on Form 10K with the Securities and Exchange Commission (such ending date the "First End Date"), (ii) the North America Borrowing Base shall not exceed $22,500,000 at any time during the period commencing on the First End Date and ending on March 1, 2002, (iii) the North America Borrowing Base shall not exceed $30,000,000 at any time during the period commencing on March 1, 2002 and ending on the date sixty (60) days after the effective date of the Seventh Amendment to the Credit Agreement, and (iv) the sum of (a) twenty-five percent (25%) of U.S. Eligible Inventory plus (b) twenty-five percent (25%) of Canadian Eligible Inventory shall not at any time comprise more than an amount equal to thirty percent (30%) of the North American Borrowing Base.

         2.3 Effective December 7, 1999, the "North American Borrowing Base" in
Section 1.1 of the Credit Agreement is retroactively amended for any day prior to the date hereof to increase the amount of the "North American Borrowing Base" in effect on such day by $5 million. The amendments set forth in this Section
2.3 are intended to retroactively amend the definition of "North American Borrowing Base" solely for any day prior to the date hereof and solely as expressly set forth herein. The amendments set forth in this Section 2.3 do not affect the North American Borrowing Base for any day from and after the date hereof and in any other manner except as expressly provided herein.

         2.4 Effective as of April 30, 2000, the definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is amended by the addition of the following sentence at the end of such definition:

         Notwithstanding anything herein to the contrary, for the applicable period ended April 30, 2000 and the applicable period ended October 31, 2000, "Consolidated EBITDA" shall be calculated without giving effect to a one-time charge to earnings of up to $20 million relating to the write-off of goodwill as an equity loss in an affiliate in connection with the acquisition of Gathering of Developers, Inc.

         2.5 Effective as of October 31, 2001, Section 7.11 of the Credit Agreement is amended to read as follows:

           (a) Consolidated Net Worth. As of the end of each fiscal quarter, Consolidated Net Worth shall be not less than the sum of $67.1 million, plus on the last day of each fiscal quarter to end after the Closing Date, an amount equal to seventy-five percent (75%) of Consolidated Net Income for the fiscal quarter then ending (but not less than zero), such increases to be cumulative, plus an amount equal to one hundred percent (100%) of the net proceeds received from any Equity Transactions occurring after the Closing Date.

           (b) Consolidated Leverage Ratio. As of the end of each fiscal quarter set forth below, the Consolidated Leverage Ratio shall not be greater than the ratio set forth below opposite such fiscal quarter:

        -----------------------------    ----------------------------
                                             Maximum Consolidated
                 Quarter End                   Leverage Ratio
        -----------------------------    ----------------------------
        October 31, 2001                          4.70:1.00
        -----------------------------    ----------------------------
        January 31, 2002 and each
        fiscal quarter end thereafter             4.00:1.00
        -----------------------------    ----------------------------

           (c) Consolidated Fixed Charge Coverage Ratio. As of the end of each fiscal quarter set forth below, the Consolidated Fixed Charge Coverage Ratio shall not be less than the ratio set forth below opposite such fiscal quarter:

        -----------------------------    ----------------------------
                                             Minimum Consolidated
                 Quarter End              Fixed Charge Coverage Ratio
        -----------------------------    ----------------------------
        October 31, 2001                          0.50:1.00
        -----------------------------    ----------------------------
        January 31, 2002 and each
        fiscal quarter end thereafter             2.00:1.00
        -----------------------------    ----------------------------


           (d) Consolidated Senior Leverage Ratio. As of the end of each fiscal quarter set forth below, the Consolidated Senior Leverage Ratio shall not be greater than the ratio set forth below opposite such fiscal quarter:

        -----------------------------    ----------------------------
                                             Maximum Consolidated
                 Quarter End                Senior Leverage Ratio
        -----------------------------    ----------------------------
        October 31, 2001                          4.70:1.00
        -----------------------------    ----------------------------
        January 31, 2002 and each
        fiscal quarter end thereafter             3.00:1.00
        -----------------------------    ----------------------------

         3. Certification as to Compliance with Financial Covenants. The Borrower hereby represents and warrants that, after giving effect to this Amendment, the Borrower was in compliance with each of the financial covenants set forth in Section 7.11 as of the end of each fiscal quarter ended during the period from the Closing Date to the date hereof.

         4. Covenant to Deliver Financial Information. The Borrower covenants and agrees that to furnish to the Administrative Agent and each Lender the following (the financial statements described in clauses (a) through (f) below are, collectively, the "Financial Statements"):

           (a) on or before February 15, 2002, the annual financial statements required under Section 7.1(a) for the fiscal year ended October 31, 2001 (and the auditor's opinion accompanying such financial statements shall meet the requirements set forth in Section 7.1(a) (including, without limitation, that such opinion shall not be limited as to the scope of the audit or qualified as to the status of the members of the Consolidated Group as a going concern or any other material qualifications or exceptions));

           (b) on or before February 22, 2002, the monthly financial statements required under Section 7.1(b-1) for the calendar months ended October 31, 2001, November 30, 2001 and December 31, 2001;

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           (c) on or before February 15, 2002, the officer's certificate required under Section 7.1(c) for the fiscal year ended October 31, 2001;

           (d) on or before February 15, 2002, the North America Borrowing Base Certificates required under Section 7.1(d) for the period ended January 31, 2002;

           (e) on or before February 22, 2002, the North America Borrowing Base Certificates required under Section 7.1(d) for the periods ended November 30, 2001 and December 31, 2001;

           (f) on or before February 22, 2002, the officer's certificate required under Section 7.1(c) for the fiscal periods ended April 30, 2000 and October 31, 2000, in each case demonstrating compliance with the financial covenants as of the end of such fiscal period after giving effect to this Amendment;

           (g) on or before March 1, 2002, the annual business plan and budget required under Section 7.1(f) for the fiscal year ending October 31, 2002; and

           (h) the "management letter" submitted by the Borrower's independent accountants in connection with the annual audit of the books of the Consolidated Group for the fiscal year ended October 31, 2001 within three (3) Business Days of receipt of such management letter by the Borrower.

         Each of Section 7.1(a), Section 7.1(b-1), Section 7.1(c) and Section 7.1(d) and Section 7.1(f) are hereby amended solely with respect to the Financial Statements to require that the Financial Statements shall be delivered by the date set forth above. With respect to each of the Financial Statements, effective as of the date such Financial Statement is required to be delivered under the Credit Agreement (as in effect immediately prior to this Amendment), the date of delivery thereof is amended to be the date set forth above with respect to such Financial Statement. The failure by the Borrower to deliver any of the Financial Statements prior to the date set forth above shall not constitute an Event of Default, provided that the failure by the Borrower to provide any of the Financial Statements by the date set forth above shall constitute an immediate Event of Default.

        In addition, effective January 31, 2000, Section 7.1(c) is amended to waive the requirement that the Borrower deliver the North American Borrowing Base Certificates for the following dates: January 31, 2000, February 29, 2000, February 28, 2001, May 31, 2001, November 15, 2001, December 15, 2001 and
January 15, 2002. The failure by the Borrower to deliver the North America Borrowing Base Certificate for such dates shall not constitute an Event of Default.

        The amendments set forth in this Section 4 shall not apply to any financial statements other than the Financial Statements and the North American Borrowing Base Certificates expressly described above and shall not affect the Borrower's obligation to deliver any other financial statements.

         5. Covenant to File 10K. The Borrower covenants and agrees that on or before February 13, 2002 the Borrower will file its annual financial statements for the fiscal year ended October 31, 2001 on Form 10K with the Securities and Exchange Commission. Effective as of January 29, 2002, the Required Lenders hereby agree that the failure to file such annual financial statements prior to February 13, 2002 shall not constitute an Event of Default provided that the failure by the Borrower to file such annual financial statements by February 13, 2002 shall constitute an immediate Event of Default.

         6. Covenant to Assist in Communications with Auditors. The Borrower acknowledges and agrees that the Administrative Agent and the Lenders may communicate directly with the independent accounting firm engaged by the Borrower to audit its financial statements for the fiscal year ended October 31, 2001 regarding the financial statements of the Borrower for the fiscal year ended October 31, 2001 and any prior period and the transactions contained therein. The Borrower acknowledges and agrees that the Administrative Agent and the Lenders may ask questions regarding such financial statements and transactions. The Borrower covenants and agrees to use its reasonable best efforts to cause such accounting firm to communicate directly with the Administrative Agent and the Lenders regarding such financial statements and transactions (including, without limitation, answer the questions of the Administrative Agent and the Lenders).

         7. Covenant to Provide Additional Items. The Borrower covenants and agrees that on or before March 1, 2002 the Borrower shall deliver to the Administrative Agent the following items:

           (a) the stock certificate(s) evidencing the shares of capital stock of T2 Developer, Inc., together with undated stock power(s) executed in blank;

           (b) trademark and copyright filings reasonably deemed necessary by the Administrative Agent to perfect its security interest in Trademarks and Copyrights granted under the Security Agreement;

           (c) evidence that the security interest filings described on Schedule A hereto have been terminated; and

           (d) an officer's certificate in substantially the form of Schedule 5.1(g)(v) to the Credit Agreement for each of T2 Developer, Inc., Poptop Software, Inc., VLM Entertainment Group, Inc., Gathering of Developers, Inc. and Rockstar Games, Inc.), in each case with the appropriate insertions and attachments.

         8. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the following conditions precedent:

           (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and the Required Lenders;

           (b) receipt by the Administrative Agent, for the ratable benefit of the Lenders that execute and deliver this Amendment on or before February 6, 2002 (the "Approving Lenders"), of an amendment fee of 25 basis points (0.25%) on the aggregate Revolving Commitments (as in effect immediately prior to this Amendment) of the Approving Lenders;

           (c) receipt by the Administrative Agent, for its own account and not for sharing with the Lenders, of the arrangement fee set forth in the fee letter entered into in connection with this Amendment by the Administrative Agent and the Borrower (the "Amendment Fee Letter");

           (d) receipt by the Administrative Agent of its field exam expenses in the amount set forth in the Amendment Fee Letter;

           (e) receipt by the Administrative Agent, for its own account and not for sharing with the Lenders, of the administrative fee of $25,000 owing under the Administrative Agent's Fee Letter;

           (f) receipt by Moore & Van Allen, PLLC, counsel to the Administrative Agent, of the unpaid fees and expenses in the amount set forth in the Amendment Fee Letter and all other fees and expenses incurred in connection with this Amendment (that are not reflected in the Amendment Fee Letter); and

           (g) receipt by the Administrative Agent of an officer's certificate regarding the representations and warranties set forth in Section 6 of the Credit Agreement in form and substance satisfactory to the Administrative Agent.

         9. Representations and Warranties. The Credit Parties hereby affirm that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period).

         10. Reaffirmation of Guaranty. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

         11. Reaffirmation by Mission Studios Corporation. Mission Studios Corporation, an Illinois corporation and a Wholly Owned Subsidiary of the Borrower, executed the Credit Agreement, each of the other Credit Documents and each amendment to the Credit Agreement under the name Mission Studios, Inc. By execution hereof, Mission Studios Corporation affirms, agrees and ratifies all of its obligations under the Credit Agreement and the other Credit Documents including, without limitation, (i) its guaranty obligations set forth in Section 4 of the Credit Agreement and (ii) its grant of a security interest in all of its Collateral (as defined in the Security Agreement) pursuant to the terms of the Security Agreement.

         12. No Other Modifications. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         13. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         14. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of, the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                         TAKE-TWO INTERACTIVE SOFTWARE, INC.,
                                  a Delaware Corporation

                                  By: /s/ Barry Rutcofsky
                                      --------------------------------
                                  Name:  Barry Rutcofsky
                                  Title: Executive Vice President

GUARANTORS:                       GEARHEAD ENTERTAINMENT, INC.,
                                  a Pennsylvania corporation
                                  MISSION STUDIOS CORPORATION,
                                  an Illinois corporation
                                  INVENTORY MANAGEMENT SYSTEMS, INC.,
                                  a Delaware corporation
                                  JACK OF ALL GAMES, INC.,
                                  a New York corporation
                                  TALONSOFT, INC.,
                                  a Delaware Corporation
                                  VLM ENTERTAINMENT GROUP, INC.,
                                  a Delaware corporation
                                  ROCKSTAR GAMES, INC.,
                                  a Delaware corporation
                                  POPTOP SOFTWARE, INC.,
                                  a Missouri corporation
                                  GATHERING OF DEVELOPERS, INC.,
                                  a Texas corporation
                                  T2 DEVELOPER, INC.,
                                  a Delaware corporation

                                  By: /s/ Barry Rutcofsky
                                     --------------------------------
                                  Name:   Barry Rutcofsky
                                  Title:  Executive Vice President of each
                                          Guarantor

                           [Signature Pages Continue]

ADMINISTRATIVE AGENT:             BANK OF AMERICA, N.A.,
                                  in its capacity as Administrative Agent
                                  and individually in its capacity as a Lender

                                  By: /s/ Robert M. Searson
                                     --------------------------------
                                  Name:  Robert M. Searson
                                  Title: Senior Vice President

                                  COMERICA BANK

                                  By: /s/ Paul Durosko
                                     --------------------------------
                                  Name:  Paul Durosko
                                  Title: Vice President

                                  THE PROVIDENT BANK

                                  By:
                                     --------------------------------
                                  Name:
                                  Title:

                                  SUMMIT BANK

                                  By: /s/ Robert Munns
                                     --------------------------------
                                  Name:  Robert Munns
                                  Title: Vice President